UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2018

_______________________________________________________________________________
iStar Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, iStar Inc. (the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on July 6, 2018 (the "Initial Report") to provide the historical and pro forma financial information required by Item 9.01 relating to our consolidation of iStar Net Lease I LLC ("iStar Net Lease I"). This report should be read in conjunction with the Initial Report. On June 30, 2018, the Company obtained control over iStar Net Lease I. As a result, effective June 30, 2018, the Company consolidated iStar Net Lease I which had previously been accounted for as an equity method investment.
An unaudited pro forma consolidated balance sheet is not presented because the consolidation of iStar Net Lease I was reflected in the Company's consolidated balance sheet as of June 30, 2018. The unaudited pro forma consolidated statements of operations assumes that the consolidation of iStar Net Lease I occurred on January 1, 2017. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company consolidated iStar Net Lease I on January 1, 2017, nor does it purport to represent the results of operations for future periods.
ITEM 9.01                                 Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Property Acquired. The following financial statements are filed herewith and incorporated herein by reference.
iStar Net Lease I Operating Assets (i.e., the operating assets owned by iStar Net Lease I) — For the Six Months Ended June 30, 2018 (unaudited) and the Years Ended December 31, 2017, 2016 and 2015
Independent Auditors' Report
Combined Statements of Revenues and Expenses from Real Estate Operations
Notes to Combined Statements of Revenues and Expenses from Real Estate Operations

(b)	Unaudited Pro Forma Financial Information. The following financial information is filed herewith and incorporated herein by reference.
iStar Inc. — Unaudited Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2018 and the Year Ended December 31, 2017 and the notes thereto.
(d) Exhibits. Consent of Independent Auditors
Exhibit 23.1 Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of
iStar Inc.
We have audited the accompanying combined statements of revenues and expenses from real estate operations of iStar Net Lease I LLC (the “Company”) for each of the three years in the period ended December 31, 2017, and the related notes (the “Financial Statements”).
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these Financial Statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Financial Statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on the Financial Statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Financial Statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Financial Statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Financial Statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the Financial Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Financial Statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Financial Statements referred to above present fairly, in all material respects, the combined revenues and expenses from real estate operations described in Note 2 of the Financial Statements for each of the three years in the period ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
We draw attention to Note 2 to the Financial Statements, which describes that the accompanying Financial Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of iStar Inc. in order to comply with the S-X Rule 3-14) and are not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

New York, NY
September 10, 2018

iStar Net Lease I Operating Assets
Combined Statements of Revenues and Expenses from Real Estate Operations
For the Six Months Ended June 30, 2018 (unaudited) and the Years Ended December 31, 2017, 2016 and 2015
(In thousands)

	Six Months Ended June 30, 2018	Years Ended December 31,
		2017	2016	2015
	(unaudited)
Revenues from Real Estate Operations
Operating lease income	$30,472	$47,033	$33,019	$30,670
Total revenues from Real Estate Operations	30,472	47,033	33,019	30,670

Expenses from Real Estate Operations
Operating costs	1,791	3,960	1,542	349
Total Expenses from Real Estate Operations	1,791	3,960	1,542	349
Revenues in excess of Expenses from Real Estate Operations	$28,681	$43,073	$31,477	$30,321
The accompanying notes are an integral part of the combined statements of revenues and expenses from real estate operations.

iStar Net Lease I Operating Assets
Notes to Combined Statements of Revenues and Expenses from Real Estate Operations
For the Six Months Ended June 30, 2018 (unaudited) and the Years Ended December 31, 2017, 2016 and 2015

Note 1 - Organization and Description of Business
iStar Net Lease I Operating Assets is not a separate or single legal entity, but rather a combination of the real estate operating assets that are owned by iStar Net Lease I LLC (“iStar Net Lease I”). iStar Net Lease I commenced operations on February 13, 2014 and was formed to invest in entities which own real estate properties that are leased to single tenants under long term triple net operating leases (the “Properties”).
iStar Net Lease I has two members: iStar Net Lease Member I LLC (“iStar Member”), who holds 52.5% of the membership interest and Star Venture LLC ("Third-party Member"), who holds 47.5% of the Membership interest. iStar Net Lease I and its subsidiaries are managed and serviced by iStar Net Lease Manager I LLC (“iStar Manager”), an affiliate of iStar Member.
iStar Member and Third-party Member had joint decision making rights pertaining to the major decisions of iStar Net Lease I. On June 30, 2018, upon the expiration of the investment period of iStar Net Lease I, iStar Member obtained control of the entity through its unilateral rights over management and disposition of the assets. The expiration of the investment period resulted in a reconsideration event under generally accepted accounting principles in the United States of America (“GAAP”) and iStar Net Lease I was determined to be a variable interest entity for which the iStar Member is the primary beneficiary. Effective June 30, 2018, the iStar Member consolidated iStar Net Lease I as an asset acquisition pursuant to ASC 810.

The combined statements of revenues and expenses from real estate operations of iStar Net Lease Operating Assets include the operations of real estate operating assets which are owned by iStar Net Lease I. For certain real estate operating assets, iStar Net Lease I owns less than 100% of the equity interests in the operating assets, however, the combined statements of revenues and expenses from real estate operations present 100% of the revenues and expenses from real estate operations for each operating asset.
Note 2 - Summary of Significant Accounting Policies
Principles of Combination
The combined statements of revenues and expenses from real estate operations include selected accounts of the real estate operating assets. All intercompany accounts and transactions have been eliminated in the combined statements of revenues and expenses from real estate operations.
Basis of Presentation
The accompanying combined statements of revenues and expenses from real estate operations have been prepared for the purpose of complying with Rule 3‑14 of Regulation S‑X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statements of revenues and expenses from real estate operations are not representative of the actual results of operations for the periods presented as revenues and expenses from real estate operations, which may not be directly attributable to the revenue and expenses to be incurred in the future operations of the Properties, have been excluded. Such excluded items include interest expense, depreciation and amortization, amortization of above and below market lease intangibles, management fees and non‑recurring professional fees. The expenses presented are the expenses associated with operating and maintaining the real estate asset and are recognized as incurred. Further, the accompanying combined statements of revenues and expenses from real estate operations do not include any amounts for non-operating real estate assets which are in the development and construction phase.

Interim Unaudited Information
The statement of revenues and expenses from real estate operations for the six months ended June 30, 2018 is unaudited. In the opinion of iStar Net Lease I, such statement reflects all adjustments necessary for a fair presentation of revenues and expenses from real estate operations in accordance with Rule 3‑14 of Regulation S‑X as described above. All such adjustments are of a normal recurring nature.
Revenue Recognition
Operating lease income is recognized on the straight-line method of accounting, generally from the later of the date the lessee takes possession of the space and it is ready for its intended use and the date of acquisition of the facility subject to existing leases. Accordingly, contractual lease payment increases are recognized evenly over the term of the lease.

Accounting Estimates
The preparation of a financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and expenses. Actual results could materially differ from these estimates.
Note 3 - Operating Lease Income
Future minimum operating lease payments to be collected under non‑cancelable leases, excluding other lease payments that are not fixed and determinable, in effect as of June 30, 2018, are as follows by year ($ in thousands) (unaudited):

2018 (remaining six months)	$23,823
2019	47,756
2020	50,077
2021	50,718
2022	51,374
Thereafter	897,168
Note 4 - Concentration of Credit Risk
Substantially all of the real estate assets are located in the United States. As of June 30, 2018, the real estate assets were concentrated 64% in office/industrial properties and 36% in entertainment/leisure properties. As of December 31, 2017, the real estate assets were concentrated 61% in office/industrial properties and 39% in entertainment/leisure properties.
To the extent iStar Net Lease I has a significant concentration of revenues from any single borrower or tenant, the inability of that borrower or tenant to make its payment could have an adverse effect on iStar Net Lease I. As of June 30, 2018 and December 31, 2017, iStar Net Lease I had 10 and nine tenants, respectively, which accounted for all of iStar Net Lease I's combined revenues.

The following table presents iStar Net Lease I's combined revenues by operating asset.

For the Six Months Ended June 30, 2018
Operating Asset	Property Type	Ownership Percentage	Total Revenues
BW Bowling Net Lease I REIT	Leisure	100.0%	$11,869
DT Net Lease I REIT	Office	87.5%	4,717
Harbor Bay Net Lease I REIT	Office	100.0%	3,581
Oakton Net Lease I REIT	Office	100.0%	3,505
BF Net Lease I REIT	Industrial	100.0%	2,125
CWD Net Lease I REIT	Office	72.0%	1,846
WG Net Lease I REIT	Industrial	100.0%	1,470
MFF Net Lease I REIT	Industrial	100.0%	1,359
Total			$30,472
For the Year Ended December 31, 2017
Operating Asset	Property Type	Ownership Percentage	Total Revenues
BW Bowling Net Lease I REIT	Leisure	100.0%	$20,281
Harbor Bay Net Lease I REIT	Office	100.0%	7,367
Oakton Net Lease I REIT	Office	100.0%	7,012
DT Net Lease I REIT	Office	87.5%	4,795
CWD Net Lease I REIT	Office	72.0%	3,692
BF Net Lease I REIT	Industrial	100.0%	2,172
WG Net Lease I REIT	Industrial	100.0%	1,714
Total			$47,033
For the Year Ended December 31, 2016
Operating Asset	Property Type	Ownership Percentage	Total Revenues
BW Bowling Net Lease I REIT	Leisure	100.0%	$19,967
Oakton Net Lease I REIT	Office	100.0%	7,011
CWD Net Lease I REIT	Office	72.0%	3,692
Harbor Bay Net Lease I REIT	Office	100.0%	2,349
Total			$33,019

For the Year Ended December 31, 2015
Operating Asset	Property Type	Ownership Percentage	Total Revenues
BW Bowling Net Lease I REIT	Leisure	100.0%	$19,966
Oakton Net Lease I REIT	Office	100.0%	7,012
CWD Net Lease I REIT	Office	72.0%	3,692
Total			$30,670
Note 5 - Commitments and Contingencies
iStar Net Lease I evaluates developments in legal proceedings that could require a liability to be accrued and/or disclosed. Based on its current knowledge, iStar Net Lease I is not a party to, nor are any of its Properties the subject of, any pending legal proceeding that would have a material adverse effect on iStar Net Lease I’s combined statements of revenues and certain operating expenses.

Note 6 - Related Parties
iStar Manager, an affiliate of iStar Member, is responsible for managing iStar Net Lease I in exchange for a management fee and incentive fee. In addition, certain senior executives of iStar Manager whose time is substantially devoted to iStar Net Lease I have a 0.6% equity ownership in iStar Net Lease I through their ownership interest in iStar Member. These senior executives are also entitled to an amount equal to 50.0% of any incentive fee received based on the 47.5% partner's interest.
Note 7 - Subsequent Events
Subsequent events were evaluated through September 10, 2018, the date the combined statements of revenues and expenses from real estate operations were available to be issued.

iStar Inc.
Pro Forma Statements of Operations

The unaudited pro forma statements of operations assumes that the consolidation of iStar Net Lease I occurred on January 1, 2017. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that iStar Inc. (the "Company") believes are directly attributed to the transaction and are expected to have a continuing impact. The unaudited pro forma statements of operations are not necessarily indicative of what actual results of operations would have been had the Company consolidated iStar Net Lease I on the first day of the period presented, nor does it purport to represent the results of operations for future periods. In addition, certain of the properties owned by iStar Net Lease I were acquired in 2017 or 2018 and for those properties results included in these pro forma statements of operations are from the date of acquisition.
Pro forma adjustments include (i) the effect of straight-line rental revenue recognized in accordance with accounting principles generally accepted in the United States of America, (ii) depreciation and amortization based on the Company’s measurement of identifiable assets acquired and liabilities assumed at fair value, (iii) interest expense associated with existing secured debt obligations and derivative instruments of iStar Net Lease I, (iv) the reversal of other income for management fees the Company earned for managing iStar Net Lease I, (v) the reversal of earnings from equity method investments the Company recognized for its ownership of iStar Net Lease I, (vi) other income and expenses based on iStar Net Lease I's historical results and (vii) the allocation of income to noncontrolling interests.
The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and the Company's quarterly reports on Form 10-Q.

iStar Inc.
Pro Forma Statement of Operations
 For the Six Months Ended June 30, 2018 (unaudited)
(In thousands)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma
Revenues
Operating lease income	$90,407	$30,587	$120,994
Interest income	51,909	—	51,909
Other income	36,142	(1,271)	34,871
Land development revenue	357,356	—	357,356
Total revenues	535,814	29,316	565,130

Costs and Expenses
Interest expense	88,353	8,499	96,852
Real estate expenses	73,224	1,967	75,191
Land development cost of sales	306,768	—	306,768
Depreciation and amortization	21,878	12,302	34,180
General and administrative	52,041	—	52,041
Provision for loan losses	18,037	—	18,037
Impairment of assets	10,188	—	10,188
Other expense	4,882	67	4,949
Total costs and expenses	575,371	22,835	598,206
Income (loss) before earnings from equity method investments and other items	(39,557)	6,481	(33,076)
Loss on early extinguishment of debt	(2,536)	—	(2,536)
Earnings from equity method investments	(3,946)	(4,100)	(8,046)
Gain on consolidation of equity method investment	67,877	—	67,877
Income from continuing operations before income taxes	21,838	2,381	24,219
Income tax expense	(249)	—	(249)
Income from continuing operations	21,589	2,381	23,970
Income from sales of real estate	73,943	—	73,943
Net income	95,532	2,381	97,913
Net (income) attributable to noncontrolling interests	(9,604)	(3,305)	(12,909)
Net income (loss) attributable to iStar Inc.	85,928	(924)	85,004
Preferred dividends	(16,248)	—	(16,248)
Net income (loss) attributable to iStar Inc. and allocable to common shareholders	$69,680	$(924)	$68,756

Per common share data:
Income (loss) attributable to iStar Inc. from continuing operations:
Basic	$1.03	$(0.02)	$1.01
Diluted	$0.89	$(0.01)	$0.88
Net income (loss) attributable to iStar Inc.:
Basic	$1.03	$(0.02)	$1.01
Diluted	$0.89	$(0.01)	$0.88
Weighted average number of common shares:
Basic	67,922	67,922	67,922
Diluted	83,682	83,682	83,682
_______________________________________________________________________________

(1)	Represents the Company’s historical statement of operations for the six months ended June 30, 2018.

(2)
Represents (i) the effect of straight-line rental revenue recognized in accordance with accounting principles generally accepted in the United States of America, (ii) depreciation and amortization based on the Company’s measurement of identifiable assets acquired and liabilities assumed at fair value, (iii) interest expense associated with existing secured debt obligations (interest rates range from 3.88% to 5.29%) and derivative instruments of iStar Net Lease I, (iv) the reversal of other income for management fees the Company earned for managing iStar Net Lease I, (v) the reversal of earnings from equity method investments the Company recognized for its ownership of iStar Net Lease I , (vi) other income and expenses based on iStar Net Lease I's historical results and (vii) the allocation of income to noncontrolling interests. Real estate is depreciated over the lesser of its estimated useful life or 40 years. Site improvements are depreciated over the lesser of their estimated useful life or 15 years. In-place lease assets, above- and below-market leases are amortized over the lives of the respective remaining lease terms. Certain of the properties owned by iStar Net Lease I were acquired in 2018 and for those properties results included in this pro forma statement of operations are from the date of acquisition.

(3)	Represents the Company's pro forma statement of operations assuming that the consolidation of iStar Net Lease I occurred on January 1, 2017.

iStar Inc.
Pro Forma Statement of Operations
 For the Year Ended December 31, 2017 (unaudited)
(In thousands)

	(1)	(2)	(3)
	Company As Filed	Pro Forma Adjustments	Company Pro Forma
Revenues
Operating lease income	$187,684	$51,079	$238,763
Interest income	106,548	—	106,548
Other income	188,091	(1,586)	186,505
Land development revenue	196,879	—	196,879
Total revenues	679,202	49,493	728,695

Costs and Expenses
Interest expense	194,686	13,348	208,034
Real estate expenses	147,617	4,174	151,791
Land development cost of sales	180,916	—	180,916
Depreciation and amortization	49,033	19,843	68,876
General and administrative	98,882	—	98,882
Recovery of loan losses	(5,828)	—	(5,828)
Impairment of assets	32,379	—	32,379
Other expense	20,954	132	21,086
Total costs and expenses	718,639	37,497	756,136
Income (loss) before earnings from equity method investments and other items	(39,437)	11,996	(27,441)
Loss on early extinguishment of debt	(14,724)	—	(14,724)
Earnings (losses) from equity method investments	13,015	(4,534)	8,481
Income (loss) from continuing operations before income taxes	(41,146)	7,462	(33,684)
Income tax benefit	948	—	948
Income (loss) from continuing operations	(40,198)	7,462	(32,736)
Income from discontinued operations	4,939	—	4,939
Gain from discontinued operations	123,418	—	123,418
Income from sales of real estate	92,049	—	92,049
Net income	180,208	7,462	187,670
Net (income) attributable to noncontrolling interests	(4,526)	(6,082)	(10,608)
Net income attributable to iStar Inc.	175,682	1,380	177,062
Preferred dividends	(64,758)	—	(64,758)
Net income attributable to iStar Inc. and allocable to common shareholders	$110,924	$1,380	$112,304

Per common share data:
Income (loss) attributable to iStar Inc. from continuing operations:
Basic	$(0.25)	$0.02	$(0.23)
Diluted	$(0.25)	$0.02	$(0.23)
Net income (loss) attributable to iStar Inc.:
Basic	$1.56	$0.02	$1.58
Diluted	$1.56	$0.02	$1.58
Weighted average number of common shares:
Basic	71,021	71,021	71,021
Diluted	71,021	71,021	71,021
_______________________________________________________________________________

(1)	Reflects the Company’s historical statement of operations for the year ended December 31, 2017.

(2)
Represents (i) the effect of straight-line rental revenue recognized in accordance with accounting principles generally accepted in the United States of America, (ii) depreciation and amortization based on the Company’s measurement of identifiable assets acquired and liabilities assumed at fair value, (iii) interest expense associated with existing secured debt obligations (interest rates range from 3.88% to 5.29%) and derivative instruments of iStar Net Lease I, (iv) the reversal of other income for management fees the Company earned for managing iStar Net Lease I, (v) the reversal of earnings from equity method investments the Company recognized for its ownership of iStar Net Lease I , (vi) other income and expenses based on iStar Net Lease I's historical results and (vii) the allocation of income to noncontrolling interests. Real estate is depreciated over the lesser of its estimated useful life or 40 years. Site improvements are depreciated over the lesser of their estimated useful life or 15 years. In-place lease assets, above- and below-market leases are amortized over the lives of the respective remaining lease terms. Certain of the properties owned by iStar Net Lease I were acquired in 2017 and for those properties results included in this pro forma statement of operations are from the date of acquisition.

(3)	Reflects the Company's pro forma statement of operations assuming that the consolidation of iStar Net Lease I occurred on January 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date:	September 10, 2018	By:	/s/ ANDREW C. RICHARDSON
Andrew C. Richardson Chief Financial Officer (principal financial and accounting officer)